UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	2/28/2010

ITEM 1.	REPORT TO STOCKHOLDERS

  FEBRUARY 28, 2010

Semiannual Report to Shareholders

DWS Disciplined Market Neutral Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Summary

11 Investment Portfolio

22 Financial Statements

26 Financial Highlights

30 Notes to Financial Statements

38 Investment Management Agreement Approval

43 Summary of Management Fee Evaluation by Independent Fee Consultant

48 Account Management Resources

49 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increased volatility. While market neutral funds may outperform the market during periods of severe downturn, they may also underperform the market during periods of market rallies. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2010

Average Annual Total Returns as of 2/28/10
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	Life of Fund*
Class A	-0.78%	0.27%	0.56%	0.26%
Class C	-1.22%	-0.48%	-0.24%	-0.54%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-6.49%	-5.49%	-1.40%	-1.49%
Class C (max 1.00% CDSC)	-2.20%	-0.48%	-0.24%	-0.54%
No Sales Charges
Class S	-0.67%	0.59%	0.75%	0.46%
Institutional Class	-0.67%	0.59%	0.77%	0.49%
Citigroup 3-Month T-Bill Index+	0.05%	0.14%	1.94%	2.25%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on October 16, 2006. Index returns began on October 31, 2006.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2009 are 3.09%, 3.84%, 2.91% and 2.71% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Disciplined Market Neutral Fund — Class A [] Citigroup 3-Month T-Bill Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on October 16, 2006. Index returns began on October 31, 2006.

+ The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market.

Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 2/28/10	$ 9.36	$ 9.20	$ 9.39	$ 9.39
8/31/09	$ 9.52	$ 9.40	$ 9.54	$ 9.54
Distribution Information: Six Months as of 2/28/10 Capital Gain Distributions	$ .08	$ .08	$ .08	$ .08
Lipper Rankings — Equity Market Neutral Funds Category as of 2/28/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	44	of	60	73
3-Year	17	of	42	40
Class C 1-Year	45	of	60	74
3-Year	22	of	42	52
Class S 1-Year	42	of	60	69
3-Year	14	of	42	33
Class Institutional 1-Year	42	of	60	69
3-Year	13	of	42	31

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2009 to February 28, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2010
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/10	$ 992.20	$ 987.80	$ 993.30	$ 993.30
Expenses Paid per $1,000*	$ 14.62	$ 18.38	$ 13.69	$ 13.05
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 9/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/10	$ 1,010.12	$ 1,006.30	$ 1,011.06	$ 1,011.70
Expenses Paid per $1,000*	$ 14.75	$ 18.55	$ 13.81	$ 13.17

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Disciplined Market Neutral Fund+	2.96%	3.73%	2.77%	2.64%

+ Includes interest and dividend expense on securities sold short of 1.17% for each class.

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Long Position Sector Diversification (As a % of Long Common Stocks)	2/28/10	8/31/09

Industrials	22%	17%
Consumer Discretionary	18%	17%
Information Technology	16%	18%
Health Care	13%	13%
Consumer Staples	8%	9%
Materials	7%	7%
Financials	6%	7%
Energy	5%	8%
Utilities	3%	2%
Telecommunications Services	2%	2%
	100%	100%
Ten Largest Long Equity Holdings at February 28, 2010 (9.8% of Net Assets)
1. Coca-Cola Enterprises, Inc. Marketer, distributor and producer of nonalcoholic beverages	1.1%
2. Oil States International, Inc. Provider of specialty products and services to oil and gas companies	1.0%
3. Rowan Companies, Inc. Contractor of drilling services	1.0%
4. Mariner Energy, Inc. Oil and gas exploration and production company	1.0%
5. Cree, Inc. Designer, developer and manufacturer of silicon-carbide-based semiconductor materials	1.0%
6. Hologic, Inc. Manufactures and markets X-ray systems	1.0%
7. Tyson Foods, Inc. Provider of beef, chicken and pork products	1.0%
8. Vishay Intertechnology, Inc. Manufacturer of electronic components	0.9%
9. Cardinal Health, Inc. Distributor of pharmaceutical-related products and services	0.9%
10. Oshkosh Corp. Manufacturer of specialized motor vehicles for commercial and military purposes	0.9%

Sector diversification and portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	2/28/10	8/31/09

Information Technology	21%	16%
Consumer Discretionary	15%	21%
Industrials	13%	17%
Health Care	13%	14%
Consumer Staples	8%	8%
Energy	8%	8%
Materials	8%	8%
Financials	7%	4%
Utilities	4%	2%
Telecommunications Services	3%	2%
	100%	100%
Ten Largest Securities Sold Short Equity Holdings at February 28, 2010 (9.4% of Net Assets)
1. AGCO Corp. Manufactures and distributes agricultural equipment throughout the world	1.0%
2. Apollo Group, Inc. Provides higher education programs for working adults	1.0%
3. Dendreon Corp. Discovers and develops immunologically based therapeutic products	1.0%
4. Adobe Systems, Inc. Producer of print and graphic software systems	1.0%
5. MEMC Electronic Materials, Inc. Producer of silicon wafers	0.9%
6. O'Reilly Automotive, Inc. Retails and supplies automotive aftermarket parts, tools, supplies, equipment and accessories	0.9%
7. Applied Materials, Inc. Manufacturer of semiconductor water fabrication equipment	0.9%
8. Union Pacific Corp. Operates as a rail transportation provider	0.9%
9. ANSYS, Inc. Developer of software solutions for design analysis	0.9%
10. Bunge, Ltd. Integrated global agribusiness and food company spanning the farm-to-consumer food chain	0.9%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2010 (Unaudited)

	Shares	Value ($)

Long Positions 103.1%
Common Stocks 93.5%
Consumer Discretionary 18.3%
Auto Components 1.9%
Autoliv, Inc.* (a)	49,700	2,217,117
Gentex Corp.	49,100	953,031
Johnson Controls, Inc.	73,800	2,295,180
		5,465,328
Distributors 0.7%
Genuine Parts Co. (a)	52,400	2,114,864
Diversified Consumer Services 1.5%
Career Education Corp.* (a)	61,800	1,719,276
DeVry, Inc. (a)	43,600	2,753,340
		4,472,616
Hotels Restaurants & Leisure 2.1%
Panera Bread Co. "A"* (a)	28,400	2,067,236
Starbucks Corp.* (a)	116,100	2,659,851
Wyndham Worldwide Corp. (a)	63,100	1,450,669
		6,177,756
Household Durables 2.1%
Garmin Ltd. (a)	78,500	2,508,075
Jarden Corp. (a)	28,800	923,328
Whirlpool Corp. (a)	31,800	2,676,288
		6,107,691
Internet & Catalog Retail 1.2%
Amazon.com, Inc.* (a)	11,200	1,326,080
Priceline.com, Inc.*	8,800	1,995,488
		3,321,568
Leisure Equipment & Products 0.9%
Mattel, Inc. (a)	124,100	2,728,959
Media 3.4%
Gannett Co., Inc. (a)	100,400	1,521,060
Madison Square Garden, Inc. "A"*	44,300	863,850
McGraw-Hill Companies, Inc. (a)	72,400	2,476,080
Scripps Networks Interactive "A" (a)	59,100	2,339,178
Time Warner Cable, Inc. (a)	58,013	2,708,627
		9,908,795
Multiline Retail 0.8%
Big Lots, Inc.*	27,100	907,850
Family Dollar Stores, Inc. (a)	38,700	1,276,713
		2,184,563
Specialty Retail 2.9%
Advance Auto Parts, Inc. (a)	63,300	2,582,640
Ross Stores, Inc. (a)	55,800	2,729,178
The Sherwin-Williams Co. (a)	25,200	1,597,176
Williams-Sonoma, Inc. (a)	75,600	1,622,376
		8,531,370
Textiles, Apparel & Luxury Goods 0.8%
Coach, Inc. (a)	59,800	2,179,112
Consumer Staples 8.6%
Beverages 1.1%
Coca-Cola Enterprises, Inc. (a)	125,800	3,214,190
Food & Staples Retailing 0.4%
Whole Foods Market, Inc.*	36,200	1,284,738
Food Products 4.5%
Archer-Daniels-Midland Co. (a)	58,700	1,723,432
Mead Johnson Nutrition Co. (a)	47,800	2,260,940
Sara Lee Corp. (a)	196,400	2,663,184
Smithfield Foods, Inc.*	82,300	1,416,383
The Hershey Co. (a)	52,600	2,091,376
Tyson Foods, Inc. "A"	163,800	2,791,152
		12,946,467
Household Products 1.3%
Colgate-Palmolive Co. (a)	30,900	2,562,846
Kimberly-Clark Corp. (a)	20,400	1,239,096
		3,801,942
Personal Products 1.3%
Estee Lauder Companies, Inc. "A" (a)	45,500	2,735,915
Herbalife Ltd. (a)	25,400	1,017,270
		3,753,185
Energy 5.5%
Energy Equipment & Services 2.8%
Helix Energy Solutions Group, Inc.*	85,500	984,105
Oceaneering International, Inc.* (a)	22,300	1,348,035
Oil States International, Inc.* (a)	67,600	2,908,152
Rowan Companies, Inc.* (a)	110,200	2,867,404
		8,107,696
Oil, Gas & Consumable Fuels 2.7%
Mariner Energy, Inc.* (a)	190,100	2,855,302
Newfield Exploration Co.* (a)	49,000	2,502,430
Quicksilver Resources, Inc.* (a)	166,500	2,484,180
		7,841,912
Financials 6.0%
Capital Markets 0.7%
Franklin Resources, Inc.	19,600	1,993,712
Commercial Banks 3.2%
Comerica, Inc. (a)	74,200	2,677,136
Huntington Bancshares, Inc. (a)	433,100	2,083,211
KeyCorp	109,300	781,495
M&T Bank Corp. (a)	18,400	1,424,712
Marshall & Ilsley Corp. (a)	332,800	2,356,224
		9,322,778
Consumer Finance 2.1%
American Express Co.	32,400	1,237,356
Capital One Financial Corp. (a)	66,700	2,517,925
Discover Financial Services (a)	168,700	2,302,755
		6,058,036
Health Care 13.1%
Biotechnology 1.5%
Gilead Sciences, Inc.* (a)	40,700	1,937,727
Myriad Genetics, Inc.* (a)	101,000	2,323,000
		4,260,727
Health Care Equipment & Supplies 2.1%
Edwards Lifesciences Corp.* (a)	12,400	1,138,692
Hill-Rom Holdings, Inc. (a)	80,000	2,099,200
Hologic, Inc.*	162,500	2,803,125
		6,041,017
Health Care Providers & Services 7.4%
AmerisourceBergen Corp. (a)	91,500	2,565,660
Cardinal Health, Inc. (a)	82,000	2,785,540
Community Health Systems, Inc.* (a)	52,600	1,802,602
Coventry Health Care, Inc.* (a)	107,500	2,491,850
Humana, Inc.* (a)	51,900	2,456,427
McKesson Corp. (a)	38,900	2,300,935
Medco Health Solutions, Inc.*	40,900	2,586,516
UnitedHealth Group, Inc. (a)	76,700	2,597,062
Universal Health Services, Inc. "B" (a)	61,400	1,904,628
		21,491,220
Life Sciences Tools & Services 0.5%
Millipore Corp.* (a)	16,900	1,595,529
Pharmaceuticals 1.6%
Endo Pharmaceuticals Holdings, Inc.* (a)	40,600	923,650
Forest Laboratories, Inc.* (a)	83,500	2,494,980
Valeant Pharmaceuticals International* (a)	37,400	1,392,028
		4,810,658
Industrials 13.2%
Aerospace & Defense 1.2%
ITT Corp. (a)	30,800	1,577,884
Lockheed Martin Corp. (a)	24,800	1,928,448
		3,506,332
Air Freight & Logistics 0.9%
United Parcel Service, Inc. "B" (a)	44,500	2,613,930
Airlines 0.9%
Copa Holdings SA "A" (a)	46,700	2,540,013
Building Products 0.4%
Owens Corning, Inc.*	45,700	1,075,321
Commercial Services & Supplies 0.8%
R.R. Donnelley & Sons Co. (a)	121,200	2,410,668
Construction & Engineering 1.3%
Jacobs Engineering Group, Inc.* (a)	30,900	1,198,920
Shaw Group, Inc.* (a)	78,200	2,713,540
		3,912,460
Electrical Equipment 1.2%
Hubbell, Inc. "B" (a)	30,500	1,428,925
Rockwell Automation, Inc.	36,800	1,990,512
		3,419,437
Industrial Conglomerates 1.8%
3M Co. (a)	32,500	2,604,875
Carlisle Companies, Inc. (a)	77,800	2,668,540
		5,273,415
Machinery 4.0%
Navistar International Corp.* (a)	34,800	1,362,768
Oshkosh Corp.* (a)	72,700	2,771,324
Parker Hannifin Corp. (a)	43,900	2,647,609
Timken Co. (a)	104,600	2,743,658
Trinity Industries, Inc. (a)	125,600	2,113,848
		11,639,207
Road & Rail 0.7%
Ryder System, Inc. (a)	56,400	1,990,356
Information Technology 16.9%
Communications Equipment 1.1%
EchoStar Corp. "A"* (a)	32,000	644,480
Harris Corp. (a)	56,100	2,536,842
		3,181,322
Computers & Peripherals 3.2%
International Business Machines Corp. (a)	20,600	2,619,496
Lexmark International, Inc. "A"*	54,700	1,843,937
Teradata Corp.* (a)	86,200	2,628,238
Western Digital Corp.* (a)	58,500	2,259,855
		9,351,526
Electronic Equipment, Instruments & Components 5.0%
Arrow Electronics, Inc.*	91,900	2,592,499
Avnet, Inc.* (a)	86,800	2,396,548
Ingram Micro, Inc. "A"* (a)	94,300	1,669,110
Jabil Circuit, Inc. (a)	155,100	2,352,867
Tech Data Corp.* (a)	62,800	2,690,352
Vishay Intertechnology, Inc.* (a)	271,900	2,786,975
		14,488,351
IT Services 3.0%
Computer Sciences Corp.* (a)	36,300	1,879,977
DST Systems, Inc.* (a)	25,500	979,965
Global Payments, Inc. (a)	54,200	2,320,302
Hewitt Associates, Inc. "A"* (a)	35,500	1,348,645
SAIC, Inc.* (a)	108,600	2,139,420
		8,668,309
Semiconductors & Semiconductor Equipment 1.8%
Cree, Inc.* (a)	41,600	2,821,728
Marvell Technology Group Ltd.* (a)	63,100	1,219,092
Micron Technology, Inc.* (a)	118,900	1,077,234
		5,118,054
Software 2.8%
Compuware Corp.* (a)	147,000	1,101,030
Microsoft Corp. (a)	86,100	2,467,626
Red Hat, Inc.* (a)	70,300	1,971,915
Symantec Corp.* (a)	165,200	2,734,060
		8,274,631
Materials 7.1%
Chemicals 3.3%
Cabot Corp. (a)	90,600	2,632,836
Cytec Industries, Inc. (a)	64,100	2,735,147
Eastman Chemical Co. (a)	26,400	1,572,120
Lubrizol Corp. (a)	34,800	2,749,548
		9,689,651
Metals & Mining 2.3%
Commercial Metals Co. (a)	60,800	997,120
Freeport-McMoRan Copper & Gold, Inc. (a)	16,600	1,247,656
Reliance Steel & Aluminum Co. (a)	56,800	2,518,512
Walter Energy, Inc. (a)	26,200	2,058,534
		6,821,822
Paper & Forest Products 1.5%
International Paper Co. (a)	97,800	2,266,026
MeadWestvaco Corp. (a)	85,300	1,956,782
		4,222,808
Telecommunication Services 2.3%
Diversified Telecommunication Services 0.7%
Qwest Communications International, Inc. (a)	405,600	1,849,536
Wireless Telecommunication Services 1.6%
Sprint Nextel Corp.* (a)	489,500	1,630,035
Telephone & Data Systems, Inc. (a)	37,200	1,161,012
United States Cellular Corp.* (a)	52,400	1,919,412
		4,710,459
Utilities 2.5%
Independent Power Producers & Energy Traders 1.3%
Constellation Energy Group, Inc. (a)	51,500	1,806,105
NRG Energy, Inc.* (a)	95,300	2,081,352
		3,887,457
Multi-Utilities 1.2%
Integrys Energy Group, Inc. (a)	21,000	925,680
MDU Resources Group, Inc. (a)	58,600	1,197,784
NSTAR (a)	35,400	1,197,228
		3,320,692
Total Common Stocks (Cost $227,648,364)		271,682,186

Cash Equivalents 9.6%
Central Cash Management Fund, 0.21% (b) (Cost $27,901,898)	27,901,898	27,901,898
	% of Net Assets	Value ($)

Total Long Positions (Cost $255,550,262)+	103.1	299,584,084
Other Assets and Liabilities, Net	89.7	260,838,916
Securities Sold Short	(92.8)	(269,782,293)
Net Assets	100.0	290,640,707

+ The cost for federal income tax purposes was $259,902,100. At February 28, 2010, net unrealized appreciation for all securities based on tax cost was $39,681,984. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $47,542,526 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,860,542.

	Shares	Value ($)

Common Stocks Sold Short 92.8%
Consumer Discretionary 14.1%
Auto Components 0.9%
BorgWarner, Inc.	71,600	2,682,136
Automobiles 0.8%
Harley-Davidson, Inc.	90,300	2,222,283
Distributors 0.9%
LKQ Corp.	137,400	2,631,210
Diversified Consumer Services 0.9%
Apollo Group, Inc. "A"	45,900	2,748,492
Hotels Restaurants & Leisure 4.1%
Burger King Holdings, Inc.	146,100	2,613,729
MGM MIRAGE	139,200	1,467,168
Penn National Gaming, Inc.	63,200	1,462,448
Starwood Hotels & Resorts Worldwide, Inc.	67,100	2,596,770
Wendy's/Arby's Group, Inc. "A"	291,700	1,423,496
WMS Industries, Inc.	59,400	2,253,042
		11,816,653
Household Durables 0.8%
Lennar Corp. "A"	60,700	996,087
Newell Rubbermaid, Inc.	96,400	1,325,500
		2,321,587
Media 3.1%
Clear Channel Outdoor Holdings, Inc. "A"	13,600	129,472
DIRECTV "A"	76,712	2,596,701
Liberty Media Corp. — Capital "A"	53,400	1,807,056
Meredith Corp.	62,400	1,916,928
Walt Disney Co.	85,500	2,671,020
		9,121,177
Specialty Retail 2.6%
Abercrombie & Fitch Co. "A"	53,400	1,944,828
CarMax, Inc.	80,600	1,627,314
GameStop Corp. "A"	69,400	1,193,680
O'Reilly Automotive, Inc.	69,400	2,727,420
		7,493,242
Consumer Staples 7.7%
Beverages 0.3%
Central European Distribution Corp.	30,600	1,020,510
Food & Staples Retailing 0.9%
CVS Caremark Corp.	78,300	2,642,625
Food Products 4.1%
Bunge Ltd.	45,400	2,705,386
Flowers Foods, Inc.	104,100	2,653,509
Green Mountain Coffee Roasters, Inc.	25,600	2,160,384
McCormick & Co., Inc.	50,600	1,877,766
The J.M. Smucker Co.	41,900	2,500,592
		11,897,637
Household Products 0.9%
Energizer Holdings, Inc.	42,700	2,474,465
Personal Products 1.0%
Avon Products, Inc.	67,700	2,060,788
NBTY, Inc.	20,300	921,620
		2,982,408
Tobacco 0.5%
Altria Group, Inc.	70,600	1,420,472
Energy 6.9%
Energy Equipment & Services 1.7%
Atwood Oceanics, Inc.	42,300	1,415,358
Diamond Offshore Drilling, Inc.	30,800	2,689,456
Dresser-Rand Group, Inc.	25,500	788,205
		4,893,019
Oil, Gas & Consumable Fuels 5.2%
Alpha Natural Resources, Inc.	38,900	1,789,789
Arch Coal, Inc.	83,500	1,877,915
Comstock Resources, Inc.	62,200	2,147,144
Denbury Resources, Inc.	166,400	2,342,912
Noble Energy, Inc.	31,800	2,309,952
Range Resources Corp.	51,400	2,601,354
Sunoco, Inc.	81,600	2,151,792
		15,220,858
Financials 6.8%
Capital Markets 1.8%
Charles Schwab Corp.	133,200	2,438,892
Northern Trust Corp.	50,100	2,669,829
		5,108,721
Commercial Banks 2.6%
Bank of Hawaii Corp.	30,000	1,266,300
Cullen/Frost Bankers, Inc.	20,800	1,126,320
First Horizon National Corp.	204,911	2,622,857
TCF Financial Corp.	180,400	2,604,976
		7,620,453
Insurance 0.7%
Aon Corp.	49,600	2,030,624
Real Estate Investment Trusts 0.8%
AvalonBay Communities, Inc. (REIT)	20,200	1,644,684
ProLogis (REIT)	53,400	688,326
		2,333,010
Thrifts & Mortgage Finance 0.9%
People's United Financial, Inc.	169,100	2,666,707
Health Care 11.6%
Biotechnology 4.6%
Amylin Pharmaceuticals, Inc.	80,100	1,513,890
BioMarin Pharmaceutical, Inc.	75,800	1,516,000
Cephalon, Inc.	36,300	2,492,721
Dendreon Corp.	87,800	2,741,994
United Therapeutics Corp.	42,500	2,439,925
Vertex Pharmaceuticals, Inc.	64,700	2,627,467
		13,331,997
Health Care Equipment & Supplies 2.4%
DENTSPLY International, Inc.	72,700	2,405,643
St. Jude Medical, Inc.	28,700	1,096,914
Teleflex, Inc.	15,100	920,194
Zimmer Holdings, Inc.	43,900	2,516,787
		6,939,538
Health Care Providers & Services 2.3%
Health Net, Inc.	106,100	2,449,849
Patterson Companies, Inc.	63,500	1,884,680
VCA Antech, Inc.	104,700	2,493,954
		6,828,483
Health Care Technology 0.7%
Allscripts-Misys Healthcare Solutions, Inc.	122,000	2,182,580
Life Sciences Tools & Services 1.6%
Covance, Inc.	47,700	2,700,774
Pharmaceutical Product Development, Inc.	86,500	1,821,690
		4,522,464
Industrials 12.4%
Aerospace & Defense 1.7%
Boeing Co.	42,200	2,665,352
Spirit AeroSystems Holdings, Inc. "A"	118,600	2,267,632
		4,932,984
Airlines 0.8%
Continental Airlines, Inc. "B"	113,700	2,349,042
Building Products 0.3%
USG Corp.	66,700	899,116
Commercial Services & Supplies 2.1%
Corrections Corp. of America	67,600	1,446,640
Waste Connections, Inc.	59,500	2,000,390
Waste Management, Inc.	77,300	2,552,446
		5,999,476
Electrical Equipment 0.9%
AMETEK, Inc.	43,000	1,678,720
Roper Industries, Inc.	19,200	1,064,448
		2,743,168
Machinery 4.2%
AGCO Corp.	81,700	2,798,225
IDEX Corp.	25,800	799,800
PACCAR, Inc.	72,100	2,548,735
Terex Corp.	112,300	2,186,481
The Stanley Works	34,700	1,986,575
Wabtec Corp.	48,800	1,861,232
		12,181,048
Professional Services 0.3%
FTI Consulting, Inc.	26,000	955,240
Road & Rail 1.7%
CSX Corp.	47,100	2,235,366
Union Pacific Corp.	40,400	2,721,748
		4,957,114
Trading Companies & Distributors 0.4%
GATX Corp.	38,700	1,031,355
Information Technology 19.3%
Communications Equipment 2.6%
Brocade Communications Systems, Inc.	307,400	1,789,068
Ciena Corp.	183,200	2,627,088
Motorola, Inc.	237,100	1,602,796
QUALCOMM, Inc.	42,100	1,544,649
		7,563,601
Electronic Equipment, Instruments & Components 1.6%
Corning, Inc.	122,800	2,164,964
Itron, Inc.	37,800	2,530,710
		4,695,674
Internet Software & Services 1.9%
IAC/InterActiveCorp.	91,100	2,039,729
Monster Worldwide, Inc.	146,300	2,040,885
Sohu.com, Inc.	27,800	1,423,638
		5,504,252
IT Services 2.9%
Fidelity National Information Services, Inc.	113,200	2,551,528
Total System Services, Inc.	132,300	1,883,952
Visa, Inc. "A"	17,500	1,492,400
Western Union Co.	153,600	2,423,808
		8,351,688
Semiconductors & Semiconductor Equipment 4.6%
Applied Materials, Inc.	222,500	2,723,400
Lam Research Corp.	69,000	2,339,790
Linear Technology Corp.	81,000	2,200,770
MEMC Electronic Materials, Inc.	225,800	2,734,438
Novellus Systems, Inc.	90,400	1,999,648
Varian Semiconductor Equipment Associates, Inc.	45,800	1,377,664
		13,375,710
Software 5.7%
Activision Blizzard, Inc.	210,600	2,238,678
Adobe Systems, Inc.	79,100	2,740,815
ANSYS, Inc.	62,000	2,719,320
Autodesk, Inc.	87,500	2,439,500
Cadence Design Systems, Inc.	309,400	1,763,580
Electronic Arts, Inc.	144,600	2,397,468
Nuance Communications, Inc.	165,500	2,381,545
		16,680,906
Materials 7.5%
Chemicals 2.0%
Intrepid Potash, Inc.	44,300	1,219,136
Monsanto Co.	36,900	2,606,985
The Mosaic Co.	34,200	1,996,938
		5,823,059
Construction Materials 2.0%
Eagle Materials, Inc.	58,700	1,384,733
Martin Marietta Materials, Inc.	27,300	2,162,706
Vulcan Materials Co.	50,600	2,196,546
		5,743,985
Metals & Mining 2.6%
Compass Minerals International, Inc.	15,900	1,200,927
Royal Gold, Inc.	40,300	1,811,082
Southern Copper Corp.	74,700	2,193,192
United States Steel Corp.	45,100	2,387,594
		7,592,795
Paper & Forest Products 0.9%
Weyerhaeuser Co.	61,300	2,476,520
Telecommunication Services 3.1%
Diversified Telecommunication Services 0.9%
CenturyTel, Inc.	73,800	2,529,126
Wireless Telecommunication Services 2.2%
American Tower Corp. "A"	61,600	2,627,856
Crown Castle International Corp.	29,300	1,107,540
SBA Communications Corp. "A"	75,600	2,673,216
		6,408,612
Utilities 3.4%
Electric Utilities 1.6%
Great Plains Energy, Inc.	123,400	2,197,754
Westar Energy, Inc.	120,800	2,585,120
		4,782,874
Gas Utilities 0.9%
EQT Corp.	56,600	2,476,816
Multi-Utilities 0.5%
Sempra Energy	31,300	1,539,021
Water Utilities 0.4%
Aqua America, Inc.	60,500	1,035,760
Total Common Stocks Sold Short (Proceeds $245,734,294)		269,782,293

* Non-income producing security.

(a) All or a portion of these securities are pledged as collateral for short sales.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (c)	$ 271,682,186	$ —	$ —	$ 271,682,186
Short-Term Investments	27,901,898	—	—	27,901,898
Total	$ 299,584,084	$ —	$ —	$ 299,584,084
Liabilities
Investments Sold Short, at Value (c)	$ (269,782,293)	$ —	$ —	$ (269,782,293)
Total	$ (269,782,293)	$ —	$ —	$ (269,782,293)

(c) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2010 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $227,648,364)	$ 271,682,186
Investment in Central Cash Management Fund (cost $27,901,898)	27,901,898
Total investments, at value (cost $255,550,262)	299,584,084
Cash	10,000
Deposits with broker for securities sold short	257,943,783
Receivable for investments sold	43,467,354
Receivable for Fund shares sold	993,218
Dividends receivable	462,688
Interest receivable	3,883
Other assets	44,436
Total assets	602,509,446
Liabilities
Payable for securities sold short, at value (proceeds of $245,734,294)	269,782,293
Payable for investments purchased	40,904,148
Payable for Fund shares redeemed	335,623
Dividends payable for securities sold short	367,635
Accrued management fee	271,661
Other accrued expenses and payables	207,379
Total liabilities	311,868,739
Net assets, at value	$ 290,640,707
Net Assets Consist of
Accumulated net investment loss	(2,313,351)
Net unrealized appreciation (depreciation) on: Investments	44,033,822
Securities sold short	(24,047,999)
Accumulated net realized gain (loss)	(22,908,866)
Paid-in capital	295,877,101
Net assets, at value	$ 290,640,707

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2010 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($62,305,335 ÷ 6,656,137 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.36
Maximum offering price per share (100 ÷ 94.25 of $9.36)	$ 9.93

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($19,458,360 ÷ 2,115,223 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.20

Class S

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($71,471,962 ÷ 7,614,937 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.39

Institutional Class

Net Asset Value, offering and redemption price per share ($137,405,050 ÷ 14,628,920 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.39

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2010 (Unaudited)
Investment Income
Income: Dividends	$ 1,450,272
Income distributions — affiliated cash management vehicles	22,541
Total Income	1,472,813
Expenses: Management fee	1,674,908
Administration fee	133,993
Services to shareholders	130,686
Custodian fee	8,304
Distribution and service fees	172,372
Professional fees	39,702
Reports to shareholders	45,641
Registration fees	35,751
Trustees' fees and expenses	4,742
Interest expense on securities sold short	180,250
Dividend expense on securities sold short	1,399,420
Other	7,283
Total expenses before expense reductions	3,833,052
Expense reductions	(46,888)
Total expenses after expense reductions	3,786,164
Net investment income (loss)	(2,313,351)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	35,615,310
Securities sold short	(50,369,215)
(14,753,905)
Change in net unrealized appreciation (depreciation) on: Investments	(2,100,900)
Securities sold short	17,507,760
15,406,860
Net gain (loss)	652,955
Net increase (decrease) in net assets resulting from operations	$ (1,660,396)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009
Operations: Net investment income (loss)	$ (2,313,351)	$ (2,060,815)
Net realized gain (loss)	(14,753,905)	1,573,722
Change in net unrealized appreciation (depreciation)	15,406,860	4,894,538
Net increase (decrease) in net assets resulting from operations	(1,660,396)	4,407,445
Distributions to shareholders from: Net investment income: Class A	—	(43,322)
Class S	—	(36,991)
Institutional Class	—	(196,071)
Net realized gains: Class A	(663,082)	(1,786,516)
Class C	(151,869)	(233,883)
Class S	(611,243)	(565,027)
Institutional Class	(1,077,388)	(2,498,610)
Total distributions	(2,503,582)	(5,360,420)
Fund share transactions: Proceeds from shares sold	121,118,356	255,541,314
Reinvestment of distributions	2,143,801	4,991,793
Cost of shares redeemed	(76,392,469)	(140,154,684)
Redemption fees	—	117,258
Net increase (decrease) in net assets from Fund share transactions	46,869,688	120,495,681
Increase (decrease) in net assets	42,705,710	119,542,706
Net assets at beginning of period	247,934,997	128,392,291
Net assets at end of period (accumulated net investment loss and undistributed net investment income of $2,313,351 and $0, respectively)	$ 290,640,707	$ 247,934,997

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2010[a]	2009	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.52	$ 9.65	$ 9.64	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.09)	(.11)	.07	.28
Net realized and unrealized gain (loss)	.01	.32	.12	(.53)
Total from investment operations	(.08)	.21	.19	(.25)
Less distributions from: Net investment income	—	(.01)	(.18)	(.08)
Net realized gains	(.08)	(.34)	—	(.03)
Total distributions	(.08)	(.35)	(.18)	(.11)
Redemption fees	—	.01	.00***	.00***
Net asset value, end of period	$ 9.36	$ 9.52	$ 9.65	$ 9.64
Total Return (%)[d,e]	(.78)**	2.14	2.12	(2.54)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	81	21	6
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.01*	3.09	3.25	4.23*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.96*	2.95	2.95	2.99*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.79*	1.75	1.65	2.11*
Ratio of net investment income (loss) (%)	(1.86)*	(1.19)	.67	3.31*
Portfolio turnover rate (%)	163**	525	967	1,009**

[a] For the six months ended February 28, 2010 (Unaudited).

[b] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended August 31,	2010[a]	2009	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.40	$ 9.59	$ 9.59	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.12)	(.18)	(.01)	.22
Net realized and unrealized gain (loss)	.00***	.32	.12	(.54)
Total from investment operations	(.12)	.14	.11	(.32)
Less distributions from: Net investment income	—	—	(.11)	(.06)
Net realized gains	(.08)	(.34)	—	(.03)
Total distributions	(.08)	(.34)	(.11)	(.09)
Redemption fees	—	.01	.00***	.00***
Net asset value, end of period	$ 9.20	$ 9.40	$ 9.59	$ 9.59
Total Return (%)[d,e]	(1.22)**	1.54	1.15	(3.20)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	15	3	4
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.77*	3.84	4.06	4.97*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.73*	3.70	3.77	3.73*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.56*	2.50	2.47	2.85*
Ratio of net investment income (loss) (%)	(2.63)*	(1.94)	(.15)	2.57*
Portfolio turnover rate (%)	163**	525	967	1,009**

[a] For the six months ended February 28, 2010 (Unaudited).

[b] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended August 31,	2010[a]	2009	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.54	$ 9.66	$ 9.65	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.08)	(.09)	.08	.30
Net realized and unrealized gain (loss)	.01	.32	.13	(.54)
Total from investment operations	(.07)	.23	.21	(.24)
Less distributions from: Net investment income	—	(.02)	(.20)	(.08)
Net realized gains	(.08)	(.34)	—	(.03)
Total distributions	(.08)	(.36)	(.20)	(.11)
Redemption fees	—	.01	.00***	.00***
Net asset value, end of period	$ 9.39	$ 9.54	$ 9.66	$ 9.65
Total Return (%)[d]	(.67)**	2.50	2.21	(2.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	53	4	4
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.84*	2.91	3.17	4.05*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.77*	2.70	2.81	2.81*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.60*	1.50	1.51	1.93*
Ratio of net investment income (loss) (%)	(1.67)*	(.94)	.81	3.49*
Portfolio turnover rate (%)	163**	525	967	1,009**

[a] For the six months ended February 28, 2010 (Unaudited).

[b] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended August 31,	2010[a]	2009	2008	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 9.54	$ 9.67	$ 9.65	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.07)	(.08)	.09	.30
Net realized and unrealized gain (loss)	.00***	.31	.13	(.54)
Total from investment operations	(.07)	.23	.22	(.24)
Less distributions from: Net investment income	—	(.03)	(.20)	(.08)
Net realized gains	(.08)	(.34)	—	(.03)
Total distributions	(.08)	(.37)	(.20)	(.11)
Redemption fees	—	.01	.00***	.00***
Net asset value, end of period	$ 9.39	$ 9.54	$ 9.67	$ 9.65
Total Return (%)[d]	(.67)**	2.45	2.44	(2.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	137	98	100	4
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.65*	2.71	3.06	4.05*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.64*	2.65	2.76	2.79*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.47*	1.45	1.46	1.91*
Ratio of net investment income (loss) (%)	(1.54)*	(.89)	.86	3.51*
Portfolio turnover rate (%)	163**	525	967	1,009**

[a] For the six months ended February 28, 2010 (Unaudited).

[b] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS Disciplined Market Neutral Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund will utilize this short sale strategy in conjunction with its long positions in common stock to seek capital appreciation independent of stock market direction.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sale proceeds held with the broker-dealer). For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position.

The Fund may receive or pay the net of the broker's fee on the borrowed securities and any income earned on the cash collateral deposited with the broker. The net amounts of income or fees are included as interest income, or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 1, 2008 through August 31, 2009, the Fund incurred approximately $3,736,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior two years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Dividend income on short sale transactions is recorded on ex-date and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2010, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $194,128,208 and $191,622,983, respectively. Purchases to cover securities sold short and securities sold short aggregated $211,379,622 and $213,213,796, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

On January 26, 2010, the Advisor announced its intention to transition members of the Fund's portfolio management team who are part of its Quantitative Strategies Group, out of DIMA into a separate independent investment advisory firm that is not affiliated with DIMA. In order for the Fund to continue to benefit from the investment expertise offered by the affected portfolio managers, DIMA has recommended to the Fund's Board of Trustees the approval of a sub-advisory agreement between DIMA and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement is subject to Board approval. If approved, the transition is expected to be completed on or about July 1, 2010.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee ("Management Fee") based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	1.25%
Next $1 billion of such net assets	1.20%
Next $1 billion of such net assets	1.15%
Over $3 billion of such net assets	1.10%

For the period from September 1, 2009 through November 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) for certain classes as follows:

Class A	1.75%
Class C	2.50%
Class S	1.50%
Institutional Class	1.45%

Effective December 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) for certain classes as follows:

Class A	2.00%
Class C	2.75%
Class S	1.75%
Institutional Class	1.75%

Accordingly, for the six months ended February 28, 2010, the fee pursuant to the Investment Management Agreement aggregated $1,674,908, of which $3,891 was waived, resulting in an annualized effective rate of 1.25% of the Fund's average daily net assets.

In addition, for the six months ended February 28, 2010, the Advisor agreed to reimburse the Fund $78 of sub-recordkeeping expenses for Institutional Class shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2010, the Administration Fee was $133,993, of which $21,675 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the six months ended February 28, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 28, 2010
Class A	$ 23,132	$ 17,381	$ 5,751
Class C	5,973	3,294	2,679
Class S	22,916	21,205	—
Institutional Class	1,039	1,039	—
	$ 53,060	$ 42,919	$ 8,430

Distribution and Services Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended February 28, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2010
Class C	$ 63,098	$ 10,872

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For six months ended February 28, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2010	Annualized Effective Rate
Class A	$ 88,242	$ 56,367.24%
Class C	21,032	14,756.25%
	$ 109,274	$ 71,123

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for six months ended February 28, 2010 aggregated $141.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2010, the CDSC for Class C shares aggregated $5,975. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2010, DIDI received $5,507 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 28, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,162, of which $12,353 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At February 28, 2010, DWS Alternative Asset Allocation Plus Fund and DWS Select Alternative Allocation Fund held approximately 32% and 11% of the outstanding shares of the Fund, respectively.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2010		Year Ended August 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,991,528	$ 18,640,549	11,755,034	$ 110,790,326
Class C	878,603	8,070,104	1,633,833	15,262,473
Class S	5,317,738	50,012,488	7,936,214	74,820,204
Institutional Class	4,753,515	44,395,215	5,856,584	54,668,311
		$ 121,118,356		$ 255,541,314
Shares issued to shareholders in reinvestment of distributions
Class A	66,652	$ 617,870	176,937	$ 1,679,131
Class C	14,533	132,530	17,565	165,286
Class S	34,268	318,356	47,753	452,696
Institutional Class	115,721	1,075,045	284,249	2,694,680
		$ 2,143,801		$ 4,991,793
Shares redeemed
Class A	(3,892,167)	$ (36,239,754)	(5,636,779)	$ (52,764,503)
Class C	(420,718)	(3,872,509)	(330,992)	(3,084,508)
Class S	(3,317,395)	(31,106,246)	(2,808,035)	(26,051,339)
Institutional Class	(556,282)	(5,173,960)	(6,187,002)	(58,254,334)
		$ (76,392,469)		$ (140,154,684)
Redemption fees		$ —		$ 117,258
Net increase (decrease)
Class A	(1,833,987)	$ (16,981,335)	6,295,192	$ 59,738,583
Class C	472,418	4,330,125	1,320,406	12,345,957
Class S	2,034,611	19,224,598	5,175,932	49,300,570
Institutional Class	4,312,954	40,296,300	(46,169)	(889,429)
		$ 46,869,688		$ 120,495,681

G. Review for Subsequent Events

Management has reviewed the events and transactions for subsequent events and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2008, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US Mutual Funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DDMAX	DDMCX	DDMSX	DDMIX
CUSIP Number	233376 805	233376 888	233376 870	233376 862
Fund Number	496	796	2096	592

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2009

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Disciplined Market Neutral Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	April 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Disciplined Market Neutral Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	April 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 30, 2010